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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                         event reported): JUNE 4, 1997



                            CENTRUM INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)




         Delaware                      0-9607                  34-1654011
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   (State or other juris-      (Commission File Number)      (IRS Employer
    diction of incorporation)                              Identification No.)



               6135 Trust Drive, Suite 104A, Holland, Ohio 43528
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                    (Address of principal executive offices)



              Registrant's telephone number, including area code:
--------------------------------------------------------------------------------
                                 (419) 868-3441





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 4, 1997, Centrum Industries, Inc. (Centrum) acquired substantially all of the assets of Taylor Forge International, Inc. (TFI), a Tennessee corporation, through a subsidiary which will do business as Taylor Forge Company (Taylor). Taylor produces steel seamless rolled rings for the oil, bearing and miscellaneous commercial industries. Centrum is a holding company for three manufacturing segments: Metal Forming Operations, Material Handling systems, and Motor Production systems. The largest segment, the Metal Forming Operations which includes McInnes Steel Company and its subsidiaries, produces large specialty steel forgings, seamless rolled rings, and nonferrous castings.

This acquisition will provide Centrum with greater penetration into the rolled ring market as the operations of Taylor will complement the metal forming operations at McInnes Rolled Rings, an existing division of McInnes Steel Company. The two subsidiaries will jointly have the capability to produce rolled rings ranging in size from 4 to 160 inches and 2 to 10,000 pounds, thereby expanding the depth of products offered by the metal forming operations.

The assets acquired consisted of substantially all assets of TFI. The total purchase price of approximately $6.8 million was financed by bank debt, a $250,000 seller note, and the issuance of 94,000 shares of Centrum's common stock. The purchase price is subject to adjustment post closing through the issuance of up to 30,000 additional shares of Centrum's common stock, based upon the audited financial statements for TFI as of the acquisition date. Pursuant to an amendment to the original loan agreement with The Huntington National Bank (see Exhibit 10.9 to Centrum's Annual Report on Form 10-K for the fiscal year ended March 31, 1996), the line of credit was expanded on substantially the same terms and conditions as the original loan, and an additional term note in the amount of $4 million was raised. In addition, employment contracts were entered into with two former shareholders of the parent corporation of TFI. The purchase price was determined by negotiations between Centrum management and the management of TFI based upon a valuation of Taylor's assets, customer base and revenues.

Centrum's management will continue its focus on acquiring companies with quality products in industries such as metal forming, which have capital and technology barriers to entry.



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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)       Financial Statements

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date of filing this report.


                 (b)      Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impractible for the Registrant to provide the pro forma financial information as required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after the date of filing this report.


                 (c)      Exhibits

Exhibit 10.1     Asset Purchase Agreement dated April 29, 1997, as amended
                 May 14, 1997
Exhibit 10.2     Registration Rights Agreement dated June 4, 1997
Exhibit 10.3     Employment contract with Robert Leonetti dated June 4, 1997
Exhibit 10.4     Employment contract with Harry Centella dated June 4, 1997
Exhibit 10.5 Amendment No. 2 Loan Agreement with The Huntington National Bank dated June 4, 1997
Exhibit 10.6 Amended and Restated Continuing Guaranty Unlimited of Centrum dated June 4, 1997


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENTRUM INDUSTRIES, INC.
                                                (Registrant)


June  17, 1997                 By:     /s/ Timothy M. Hunter
                                       --------------------------------
                                            Timothy M. Hunter
                                            Chief Financial Officer and
                                            Treasurer




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                                 EXHIBIT INDEX




  Exhibit Number                      Exhibit                              Page
 Exhibit 10.1       Asset Purchase Agreement dated April 29, 1997 as
                    amended May 14, 1997
 Exhibit 10.2       Registration Rights Agreement dated June 4, 1997
 Exhibit 10.3       Employment Contract with Robert Leonetti dated
                    June 4, 1997
 Exhibit 10.4       Employment Contract with Harry Centella dated
                    June 4, 1997
 Exhibit 10.5       Amendment No. 2 to Loan Agreement with The
                    Huntington National Bank dated June 4, 1997
 Exhibit 10.6       Amended and Restated Continuing Guaranty
                    Unlimited of Centrum dated June 4, 1997


